UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2017

Cable One, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-36863	13-3060083
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

210 E. Earll Drive, Phoenix, Arizona	85012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 364-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Cable One, Inc. (the “Company”) and Frequency Merger Sub, LLC, a wholly owned subsidiary of the Company, entered into an Agreement and Plan of Merger dated as of January 17, 2017 (the “Merger Agreement”) with RBI Holding LLC (“NewWave”), RBI Blocker Corp., RBI Blocker Holdings LLC and GTCR-RBI, LLC, as equityholder representative, pursuant to which the Company has agreed to acquire all of the outstanding equity interests in NewWave. NewWave is owned by funds affiliated with GTCR LLC, a leading private equity firm based in Chicago.

Under the terms of the Merger Agreement, the Company will pay a purchase price of $735 million in cash, subject to customary post-closing adjustments. The closing of the transaction is subject to the receipt of certain regulatory approvals and other customary closing conditions. The Company currently anticipates that the transaction will be completed in the second quarter of the Company’s fiscal year ending December 31, 2017.

The Company expects to finance the transaction with $650 million of senior secured loans and cash on hand. On January 17, 2017, in connection with the entry into the Merger Agreement, the Company entered into a commitment letter with JPMorgan Chase Bank, N.A. (“JPMorgan”).  Pursuant to the commitment letter, and subject to the terms and conditions set forth therein, if an amendment to the Company’s existing credit agreement is obtained, JPMorgan has committed to provide the Company with $300 million of incremental five-year term “A” loans and $350 million of incremental seven-year term “B” loans to finance the transaction.  If such amendment is not obtained, JPMorgan has committed to provide the Company with $395 million of new five-year term “A” loans, $350 million of new seven-year term “B” loans and $200 million of five-year revolving commitments to finance the transaction and refinance the Company’s existing credit facilities.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” that involve risks and uncertainties. These statements can be identified by the fact that they do not relate strictly to historical or current facts, but rather are based on current expectations, estimates, assumptions and projections about the cable industry and the Company’s business and financial results. Forward-looking statements often include words such as “anticipates,” “estimates,” “expects,” “projects,” “intends,” “plans,” “believes” and words and terms of similar substance in connection with discussions of future operating or financial performance. As with any projection or forecast, forward-looking statements are inherently susceptible to uncertainty and changes in circumstances. The Company’s actual results may vary materially from those expressed or implied in the Company’s forward-looking statements. Accordingly, undue reliance should not be placed on any forward-looking statement made by us or on the Company’s behalf. Important factors that could cause the Company’s actual results to differ materially from those in the Company’s forward-looking statements include government regulation, economic, strategic, political and social conditions and the following factors:

●	uncertainties as to the timing of the acquisition of NewWave and the risk that the transaction may not be completed in a timely manner or at all;
●
the possibility that any or all of the various conditions to the consummation of the acquisition of NewWave may not be satisfied or waived, including failure to receive any required regulatory approvals (or any conditions, limitations or restrictions placed in connection with such approvals);

●	risks regarding the failure to obtain the necessary financing to complete the transaction;
●
the effect of the announcement or pendency of the transaction on the Company’s and NewWave’s ability to retain and hire key personnel and to maintain relationships with customers, suppliers and other business partners;

●	risks related to diverting management’s attention from the Company’s ongoing business operations;
●	uncertainties as to the Company’s ability and the amount of time necessary to realize the expected synergies and other benefits of the transaction;
●	the Company’s ability to integrate NewWave’s operations into its own;
●	rising levels of competition from historical and new entrants in the Company’s markets;
●	recent and future changes in technology;
●	the Company’s ability to continue to grow its business services product;
●	increases in programming costs and retransmission fees;
●	the Company’s ability to obtain support from vendors;
●	the effects of any significant acquisitions by the Company;
●	adverse economic conditions;
●	the integrity and security of the Company’s network and information systems;
●	legislative and regulatory efforts to impose new legal requirements on the Company’s data services;
●	changing and additional regulation of the Company’s data, video and voice services;
●	the Company’s ability to renew cable system franchises;
●	increases in pole attachment costs;
●	the failure to meet earnings expectations;
●	the adequacy of the Company’s risk management framework;
●	changes in tax and other laws and regulations;
●	changes in GAAP or other applicable accounting policies; and
●	the other risks and uncertainties detailed in the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K as filed with the SEC on March 7, 2016.

Any forward-looking statements made by the Company in this communication speak only as of the date on which they are made. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter the Company’s forward-looking statements, whether as a result of new information, subsequent events or otherwise.

Item 7.01   Regulation FD Disclosure.

On January 18, 2017, the Company issued a press release announcing the transaction.  A copy of this press release is furnished as Exhibit 99.1 hereto.

Also on January 18, 2017, the Company posted a presentation containing additional information with respect to the transaction on the Cable ONE Investor Relations website at ir.cableone.net.  A copy of this presentation is furnished as Exhibit 99.2 hereto.

The information contained in this Item 7.01 and in Exhibit 99.1 and Exhibit 99.2 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act.

Item 9.01   Financial Statements and Exhibits.

Exhibit	Description

99.1	Press release issued by Cable One, Inc. on January 18, 2017.
99.2	Presentation by Cable One, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cable One, Inc.

By:	/s/ Alan H. Silverman
	Name:	Alan H. Silverman
	Title:	Senior Vice President, General Counsel, Director of Administration and Secretary

Date: January 18, 2017

EXHIBIT INDEX

Exhibit	Description

99.1	Press release issued by Cable One, Inc. on January 18, 2017.
99.2	Presentation by Cable One, Inc.